DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

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[_ ]	Definitive Proxy Statement
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[_]	Soliciting Materials under Rule 14a-12

Dreyfus Worldwide Dollar Money Market Fund, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dreyfus
A BNY Mellon Company

September 25, 2009

Dreyfus Worldwide Dollar Money Market Fund, Inc.

Recently, we sent you proxy materials regarding the Special Meeting of Stockholders of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Company") to be held on October 9, 2009. Our records indicate that we have not received your vote on the important proposals affecting your investment in the Company. We urge you to act promptly and vote your shares.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meetings, so please vote immediately. We urge you to vote your proxies now. You and all other Company shareholders will benefit from your cooperation.

A copy of the proxy statement is available on the Company's website at www.dreyfus.com/proxyinfo.HTM.

Voting is

very important!

Please vote now to be sure your vote is received in time for the Company's

October 9, 2009

Special Meetings of Stockholders.

- **Log on** to the website noted on your proxy cards and enter your control number printed on the cards, and vote by following the on-screen prompts.
- **Call** the phone number on the proxy cards and enter the control number printed on the cards and follow the touchtone prompts.
- **Mail** in your signed proxy cards in the envelope provided.

Voting takes only a few minutes.

PLEASE VOTE TODAY

IMPORTANT NOTICE Your Proxy Vote is Critical

Enclosed you will find proxy materials relating to the Special Meetings of Stockholders to be held on November 16, 2009. If you are a stockholder in the Dreyfus Liquid Assets, Inc. or the Dreyfus Worldwide Dollar Money Market Fund, Inc., you may have received an earlier proxy package for the Special Joint Meeting of Stockholders to be held on October 9, 2009. Please be aware that the enclosed proxy material is unrelated to the October 9, 2009 Special Joint Meeting of Stockholders but rather is for a separate meeting and requires your attention.

Please vote your proxy as soon as possible. Thank you in advance for your prompt attention to this very important matter.

S49482

IMPORTANT NOTICE Your Proxy Vote is Critical

Enclosed you will find proxy materials relating to the Special Meetings of Stockholders to be held on November 16, 2009. If you are a stockholder in the Dreyfus Liquid Assets, Inc. or the Dreyfus Worldwide Dollar Money Market Fund, Inc., you may have received an earlier proxy package for the Special Joint Meeting of Stockholders to be held on October 9, 2009. Please be aware that the enclosed proxy material is unrelated to the October 9, 2009 Special Joint Meeting of Stockholders but rather is for a separate meeting and requires your attention.

Please vote your proxy as soon as possible. Thank you in advance for your prompt attention to this very important matter.

S49482